                                                                    Exhibit A(8)


                                AMENDMENT NO. 7
                                    TO THE
                             DECLARATION OF TRUST
                                      OF
                              GOLDMAN SACHS TRUST




  This AMENDMENT NO. 6 dated the 3rd day of November, 1998 to the AGREEMENT AND DECLARATION OF TRUST (the "Declaration"), as amended, dated the 28th day of January, 1997 is made by the Trustees name below;

        WHEREAS, the Trustees have established a trust for the investment and reinvestment of funds contributed thereto;

        WHEREAS, the Trustees divided the beneficial interest in the trust assets into transferable shares of beneficial interest and divided such shares of beneficial interest into separate Series;

        WHEREAS, the Trustees desire to create new Series and designate new Classes of shares;

  NOW, THEREFORE, in consideration of the foregoing premises and the agreements contained herein, the undersigned, being all of the Trustees of the Trust and acting in accordance with Article V, Section 1 of the Declaration, hereby amend the Declaration as follows:

  The Trust shall consist of one or more Series. Without limiting the authority of the Trustees to establish and designate any further Series, the Trustees hereby establish the following 43 Series: Goldman Sachs Adjustable Rate Government Fund, Goldman Sachs Short Duration Government Fund, Goldman Sachs Short Duration Tax-Free Fund, Goldman Sachs Core Fixed Income Fund, Goldman Sachs Global Income Fund, Goldman Sachs Government Income Fund, Goldman Sachs Municipal Income Fund, Goldman Sachs High Yield Fund, Goldman Sachs Balanced Fund, Goldman Sachs CORE Large Cap Growth Fund, Goldman Sachs CORE U.S. Equity Fund, Goldman Sachs CORE Small Cap Equity Fund, Goldman Sachs CORE International Equity Fund, Goldman Sachs Growth and Income Fund, Goldman Sachs Capital Growth Fund, Goldman Sachs Mid Cap Equity Fund, Goldman Sachs Small Cap Value Fund, Goldman Sachs International Equity Fund, Goldman Sachs Asia Growth Fund, Goldman Sachs Emerging Markets Equity Fund, Goldman Sachs Real Estate Securities Fund, Goldman Sachs International Small Cap Fund, Goldman Sachs Japanese Equity Fund, Goldman Sachs European Equity Fund, Goldman Sachs CORE Large Cap Value Fund, Goldman Sachs Growth Strategy Portfolio, Goldman Sachs Aggressive Growth Strategy Portfolio, Goldman Sachs Income Strategy Portfolio, Goldman Sachs Growth and Income Strategy Portfolio, Institutional Liquid Assets- - Prime Obligations Portfolio, Institutional Liquid Assets-Government Portfolio, Institutional Liquid Assets-Treasury Obligations Portfolio, Institutional Liquid Assets-Money Market Portfolio, Institutional Liquid Assets-Federal Portfolio, Institutional Liquid Assets-Treasury Instruments Portfolio, Institutional Liquid Assets-Tax-Exempt Diversified Portfolio, Institutional Liquid Assets-Tax-Exempt New York Portfolio, Institutional Liquid Assets-Tax-Exempt California Portfolio, Goldman Sachs-Financial Square Prime Obligations Fund, Goldman Sachs-Financial Square Government Fund, Goldman Sachs-Financial Square Treasury Obligations Fund, Goldman Sachs-Financial Square

  Money Market Fund, Goldman Sachs-Financial Square Premium Money Market Fund, Goldman Sachs-Financial Square Municipal Money Market Fund, Goldman Sachs-Financial Square Tax-Free Fund, Goldman Sachs-Financial Square Federal Fund, and Goldman Sachs-Financial Square Treasury Instruments Fund (the "Existing Series"). Each additional Series shall be established and is effective upon the adoption of a resolution of a majority of the Trustees or any alternative date specified in such resolution. The Trustees may designate the relative rights and preferences of the Shares of each Series. The Trustees may divide the Shares of any Series into Classes. Without limiting the authority of the Trustees to establish and designate any further Classes, the Trustees hereby establish the following classes of shares with respect to the series set forth below:

Class A Shares:    Goldman Sachs Adjustable Rate Government Fund, Goldman Sachs
                   Global Income Fund, Goldman Sachs Government Income Fund,
                   Goldman Sachs Municipal Income Fund, Goldman Sachs High Yield
                   Fund, Goldman Sachs Short Duration Government Fund, Goldman
                   Sachs Short Duration Tax-Free Fund, Goldman Sachs Core Fixed
                   Income Fund, Goldman Sachs Balanced Fund, Goldman Sachs CORE
                   U.S. Equity Fund, Goldman Sachs CORE Small Cap Equity Fund,
                   Goldman Sachs CORE International Equity Fund, Goldman Sachs
                   CORE Large Cap Growth Fund, Goldman Sachs Growth and Income
                   Fund, Goldman Sachs Mid-Cap Equity Fund, Goldman Sachs
                   Capital Growth Fund, Goldman Sachs Small Cap Value Fund,
                   Goldman Sachs International Equity Fund, Goldman Sachs
                   Emerging Markets Equity Fund, Goldman Sachs Asia Growth Fund,
                   Goldman Sachs Real Estate Securities Fund, Goldman Sachs
                   International Small Cap Fund, Goldman Sachs Japanese Equity
                   Fund, Goldman Sachs European Equity Fund, Goldman Sachs CORE
                   Large Cap Value Fund, Goldman Sachs Growth Strategy
                   Portfolio, Goldman Sachs Aggressive Growth Strategy
                   Portfolio, Goldman Sachs Income Strategy Portfolio, Goldman
                   Sachs Growth and Income Strategy Portfolio.

Class B Shares     Goldman Sachs Global Income Fund, Goldman Sachs Government
                   Income Fund, Goldman Sachs Municipal Income Fund, Goldman
                   Sachs High Yield Fund, Goldman Sachs Short Duration
                   Government Fund, Goldman Sachs Short Duration Tax-Free Fund,
                   Goldman Sachs Core Fixed Income Fund, Goldman Sachs Balanced
                   Fund, Goldman Sachs CORE U.S. Equity Fund, Goldman Sachs CORE
                   Small Cap Equity Fund, Goldman Sachs CORE International
                   Equity Fund, Goldman Sachs CORE Large Cap Growth Fund,
                   Goldman Sachs Growth and Income Fund, Goldman Sachs Mid-Cap
                   Equity Fund, Goldman Sachs Capital Growth Fund, Goldman Sachs
                   Small Cap Value Fund, Goldman Sachs International Equity
                   Fund, Goldman Sachs Emerging Markets Equity Fund, Goldman
                   Sachs Asia Growth Fund, Goldman Sachs International Small Cap
                   Fund, Goldman Sachs Japanese Equity Fund, Goldman Sachs CORE
                   Large Cap Value Fund, Institutional Liquid Assets Prime
                   Obligations Portfolio, Goldman Sachs Real Estate Securities
                   Fund, Goldman Sachs European Equity Fund, Goldman Sachs
                   Growth Strategy Portfolio, Goldman Sachs Aggressive Growth
                   Strategy Portfolio, Goldman Sachs Income Strategy Portfolio,
                   Goldman Sachs Growth and Income Strategy Portfolio.

Class C Shares     Goldman Sachs Global Income Fund, Goldman Sachs Government
                   Income Fund, Goldman Sachs Municipal Income Fund, Goldman
                   Sachs High Yield Fund, Goldman Sachs Short Duration
                   Government Fund, Goldman Sachs Short Duration Tax-Free Fund,
                   Goldman Sachs Core Fixed Income Fund, Goldman Sachs Balanced
                   Fund, Goldman Sachs CORE U.S. Equity Fund, Goldman Sachs CORE
                   Small Cap Equity Fund, Goldman Sachs CORE International
                   Equity Fund, Goldman Sachs CORE Large Cap Growth Fund,
                   Goldman Sachs Growth and Income Fund, Goldman Sachs Mid-Cap
                   Equity Fund, Goldman Sachs Capital Growth Fund, Goldman Sachs
                   Small Cap Value Fund, Goldman Sachs International Equity
                   Fund, Goldman Sachs Emerging Markets Equity Fund, Goldman
                   Sachs Asia Growth Fund, Goldman Sachs International Small Cap
                   Fund, Goldman Sachs Japanese Equity Fund, Institutional
                   Liquid Assets Prime Obligations Portfolio, Goldman Sachs Real
                   Estate Securities Fund, Goldman Sachs European Equity

                       Fund, Goldman Sachs CORE Large Cap Value Fund, Goldman Sachs Growth Strategy Portfolio, Goldman Sachs Aggressive Growth Strategy Portfolio, Goldman Sachs Income Strategy Portfolio, Goldman Sachs Growth and Income Strategy Portfolio.

Institutional Shares:  Goldman Sachs Adjustable Rate Government Fund, Goldman
                       Sachs Short Duration Government Fund, Goldman Sachs Short Duration Tax-Free Fund, Goldman Sachs Government Income Fund, Goldman Sachs Municipal Income Fund, Goldman Sachs Core Fixed Income Fund, Goldman Sachs Global Income Fund, Goldman Sachs High Yield Fund, Goldman Sachs Balanced Fund, Goldman Sachs Small Cap Value Fund, Goldman Sachs Capital Growth Fund, Goldman Sachs CORE Large Cap Growth Fund, Goldman Sachs CORE U.S. Equity Fund, Goldman Sachs Growth and Income Fund, Goldman Sachs Mid-Cap Equity Fund, Goldman Sachs International Equity Fund, Goldman Sachs Emerging Markets Equity Fund, Goldman Sachs Asia Growth Fund, Goldman Sachs International Small Cap Fund, Goldman Sachs Japanese Equity Fund, Goldman Sachs Real Estate Securities Fund, Goldman Sachs European Equity Fund, Goldman Sachs CORE Large Cap Value Fund, Goldman Sachs-Financial Square Prime Obligations Fund, Goldman Sachs-Financial Square Government Fund, Goldman Sachs-Financial Square Treasury Obligations Fund, Goldman Sachs-Financial Square Money Market Fund, Goldman Sachs-Financial Square Premium Money Market Fund, Goldman Sachs-Financial Square Municipal Money Market Fund, Goldman Sachs-Financial Square Tax-Free Fund, Goldman Sachs-Financial Square Federal Fund, Goldman Sachs-Financial Square Treasury Instruments Fund, Institutional Liquid Assets-Prime Obligations Portfolio, Institutional Liquid Assets-Government Portfolio, Institutional Liquid Assets-Treasury Obligations Portfolio, Institutional Liquid Assets-Money Market Portfolio, Institutional Liquid Assets-Federal Portfolio, Institutional Liquid Assets-Treasury Instruments Portfolio, Institutional Liquid Assets-Tax-Exempt Diversified Portfolio, Institutional Liquid Assets-Tax-Exempt New York Portfolio, Institutional Liquid Assets-Tax-Exempt California Portfolio, Goldman Sachs Growth Strategy Portfolio, Goldman Sachs Aggressive Growth Strategy Portfolio, Goldman Sachs Income Strategy Portfolio, Goldman Sachs Growth and Income Strategy Portfolio.


Service Shares:        Goldman Sachs Adjustable Rate Government Fund, Goldman
                       Sachs Short Duration Government Fund, Goldman Sachs Short
                       Duration Tax-Free Fund, Goldman Sachs Government Income
                       Fund, Goldman Sachs Municipal Income Fund, Goldman Sachs
                       Core Fixed Income Fund, Goldman Sachs Global Income Fund,
                       Goldman Sachs High Yield Fund, Goldman Sachs Balanced
                       Fund, Goldman Sachs Small Cap Value Fund, Goldman Sachs
                       Capital Growth Fund, Goldman Sachs CORE U.S. Equity Fund,
                       Goldman Sachs CORE Large Cap Growth Fund, Goldman Sachs
                       Growth and Income Fund, Goldman Sachs Mid-Cap Equity
                       Fund, Goldman Sachs International Equity Fund, Goldman
                       Sachs Emerging Markets Equity Fund, Goldman Sachs Asia
                       Growth Fund, Goldman Sachs International Small Cap Fund,
                       Goldman Sachs Japanese Equity Fund, Goldman Sachs Real
                       Estate Securities Fund, Goldman Sachs European Equity
                       Fund, Goldman Sachs CORE Large Cap Value Fund, Goldman
                       Sachs-Financial Square Prime Obligations Fund, Goldman
                       Sachs-Financial Square Government Fund, Goldman Sachs-
                       Financial Square Treasury Obligations Fund, Goldman
                       Sachs-Financial Square Money Market Fund, Goldman Sachs-
                       Financial Square Premium Money Market Fund, Goldman
                       Sachs-Financial Square Municipal Money Market Fund,
                       Goldman Sachs-Financial Square Tax-Free Fund, Goldman
                       Sachs-Financial Square Federal Fund, Goldman Sachs-
                       Financial Square Treasury Instruments Fund, Institutional
                       Liquid Assets-Prime Obligations Portfolio, Institutional
                       Liquid Assets-Government Portfolio, Institutional Liquid
                       Assets-Treasury Obligations Portfolio, Institutional
                       Liquid Assets-Money Market Portfolio, Institutional
                       Liquid Assets-Federal Portfolio, Institutional Liquid
                       Assets-Treasury Instruments Portfolio, Institutional
                       Liquid Assets-Tax-Exempt Diversified Portfolio,
                       Institutional Liquid Assets-Tax-Exempt New York
                       Portfolio, Institutional Liquid Assets-

                       Tax-Exempt California Portfolio, Goldman Sachs Growth Strategy Portfolio, Goldman Sachs Aggressive Growth Strategy Portfolio, Goldman Sachs Income Strategy Portfolio, Goldman Sachs Growth and Income Strategy Portfolio.

Administration Shares: Goldman Sachs Adjustable Rate Government Fund, Goldman
                       Sachs Short Duration Government Fund, Goldman Sachs Short Duration Tax-Free Fund, Goldman Sachs Core Fixed Income Fund, Goldman Sachs-Financial Square Prime Obligations Fund, Goldman Sachs-Financial Square Government Fund, Goldman Sachs-Financial Square Treasury Obligations Fund, Goldman Sachs-Financial Square Money Market Fund, Goldman Sachs-Financial Square Premium Money Market Fund, Goldman Sachs-Financial Square Municipal Money Market Fund, Goldman Sachs-Financial Square Tax-Free Fund, Goldman Sachs-Financial Square Federal Fund, Goldman Sachs-Financial Square Treasury Instruments Fund, Institutional Liquid Assets-Prime Obligations Portfolio, Institutional Liquid Assets-Government Portfolio, Institutional Liquid Assets-Treasury Obligations Portfolio, Institutional Liquid Assets-Money Market Portfolio, Institutional Liquid Assets-Federal Portfolio, Institutional Liquid Assets-Treasury Instruments Portfolio, Institutional Liquid Assets-Tax-Exempt Diversified Portfolio, Institutional Liquid Assets-Tax- Exempt New York Portfolio and Institutional Liquid Assets-Tax-Exempt California Portfolio.

Preferred
Administration Shares: Goldman Sachs-Financial Square Prime Obligations Fund,
                       Goldman Sachs-Financial Square Government Fund, Goldman Sachs-Financial Square Treasury Obligations Fund, Goldman Sachs-Financial Square Money Market Fund, Goldman Sachs-Financial Square Premuim Money Market Fund, Goldman Sachs-Financial Square Municipal Money Market Fund, Goldman Sachs-Financial Square Tax-Free Fund, Goldman Sachs-Financial Square Federal Fund and Goldman Sachs-Financial Square Treasury Instruments Fund.

Cash Management
Shares: Institutional Liquid Assets-Prime Obligations Portfolio, Institutional Liquid Assets-Money Market Portfolio, Institutional Liquid Assets-Government Portfolio, Institutional Liquid Assets-Tax-Exempt Diversified Portfolio, Institutional Liquid Assets-Tax-Exempt California Portfolio, Institutional Liquid Assets-Tax-Exempt New York Portfolio.

  All capitalized terms which are not defined herein shall have the same meanings as are assigned to those terms in the Declaration.

  IN WITNESS WHEREOF, the undersigned have executed this instrument as of the date first written above.


                        /s/ Ashok N. Bakhru
                        -----------------------------------------
                        Ashok N. Bakhru,
                        as Trustee and not individually



                        /s/ David B. Ford
                        ----------------------------------------
                        David B. Ford,
                        as Trustee and not individually

                        /s/ Douglas Grip
                        ----------------------------------------
                        Douglas Grip,
                        as Trustee and not individually


                        /s/ John P. McNulty
                        ----------------------------------------
                        John P. McNulty,
                        as Trustee and not individually,


                        /s/ Mary P. McPherson
                        ----------------------------------------
                        Mary P. McPherson
                        as Trustee and not individually,


                        /s/ Alan A. Shuch
                        ----------------------------------------
                        Alan A. Shuch
                        as Trustee and not individually,


                        /s/ Jackson W. Smart
                        ----------------------------------------
                        Jackson W. Smart,
                        as Trustee and not individually,


                        /s/ William H. Springer
                        ----------------------------------------
                        William H. Springer
                        as Trustee and not individually,


                        /s/ Richard P. Strubel
                        ----------------------------------------
                        Richard P. Strubel
                        as Trustee and not individually,